UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 24, 2026

NEXTPLAT CORP
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Ansin Blvd., Suite A
Hallandale Beach,  FL 33009
(Address of principal executive offices and zip code)

(305) 560-5381
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market, Inc.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 24, 2026, NextPlat Corp (“NextPlat” or the “Company”) held its 2026 Annual Meeting (the “Annual Meeting”). At the Annual Meeting, each director nominee was elected and other matters submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, were approved by the requisite vote of the Company’s stockholders.

The number of shares of common stock that voted on matters presented at the Annual Meeting was 1,685,403, representing approximately 62.23% of the 2,708,507 shares outstanding as of April 27, 2026, the record date for the Annual Meeting.

The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2026 (the “Proxy Statement”) and are incorporated herein by reference.

1.	Election of Directors Proposal. The vote to elect six Board nominees to the NextPlat Board, each to serve until the next annual meeting of stockholders of NextPlat, or until such person’s successor is elected and qualified was as follows:

Nominee	Votes For	Votes Against	Abstentions
Rodney Barreto, Chairman	1,258,070	6,263	45
Douglas S. Ellenoff, Vice-Chairman	1,215,303	49,031	44
Hector Delgado	1,259,267	5,067	44
David Phipps	1,249,495	14,838	45
Anthony Armas	1,256,811	7,522	45
Lauren Sturges Fernandez	1,244,921	19,412	45

2.	Appointment of Independent Registered Public Accounting Firm Proposal. The vote to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was as follows:

Votes For	Votes Against	Abstentions
1,683,296	1,516	591

3.	Compensation of Named Executives Proposal. The vote to approve, on an advisory basis, the compensation of NextPlat’s named executive officers as disclosed in this proxy statement was as follows:

Votes For	Votes Against	Abstentions
1,252,261	10,315	1,802

4.	Adjournment Proposal. The vote to authorize the adjournment of the Annual Meeting if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposals in the event NextPlat does not receive the requisite stockholder vote to approve the other proposals was as follows:

Votes For	Votes Against	Abstentions
1,649,222	33,291	2,890

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

	By:	/s/ David Phipps
	Name:	David Phipps
	Title:	Chief Executive Officer

Dated: June 24, 2026

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